Exhibit 99.1

Second Quarter 2017 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Item 1A – RISK FACTORS” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the Securities and Exchange Commission on August 10, 2017, and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 27, 2017. This electronic presentation is provided as of August 24, 2017. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations Update Financing and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 Annalisa Bloodworth Senior Vice President and General Counsel 3

Vogtle 3&4 Status Update 4 $3.7 billion total investment through 6/30/2017. Westinghouse, the project’s EPC contractor declared bankruptcy on March 29. As a result, owners lost fixed price and schedule protections set-forth in our contract. Construction has continued as the owners evaluate the estimated cost and schedule to complete construction. 30% share (660 MW) of two 1,100 MW AP1000 units at existing Vogtle site. Experienced developer and operator, Southern Nuclear. Carbon-free source of power that enhances fuel price stability, increases portfolio diversity and has a useful life of 60-80 years. Conceptual Drawing of Vogtle Units 3 & 4 Southern Nuclear is well positioned to step-in and oversee the construction, so continuing construction is an option that is open to the owners. Respected operator of a fleet of nuclear units (including four in which we have an ownership interest). Loss of fixed price EPC contract remains a concern.

Since the Westinghouse bankruptcy, we and the other owners have also successfully negotiated a settlement agreement with Toshiba, Westinghouse’s parent company, for $3.68 billion of which Oglethorpe’s share is $1.1 billion. These proceeds are not contingent on finishing the project. Payments begin in October 2017 and continue through January 2021. First payment of $300 million due on October 1. Oglethorpe’s share of this first payment is $90 million. Co-owners have agreed not to draw on the $920 million of letters of credit (until June 30, 2020) while Toshiba honors the settlement agreement. In the event certain proceeds from the Westinghouse bankruptcy are received, they will offset Toshiba’s required payments. Toshiba Settlement Agreement 5

Considerations in Decision to Move Forward or Suspend Construction 6 Prior to Westinghouse bankruptcy, budget for Oglethorpe’s 30% share was $5 billion, including financing costs and contingency. Now, total cost projected to range from $6.5 to $7.3 billion, including financing costs and contingency (assuming Toshiba fulfills its obligations under the settlement agreement). We expect Southern Nuclear will manage the project toward the low end of this range, but we are planning around the upper end of the range. We and the other owners are carefully evaluating cost estimates to complete the project and considering other factors that influence the decision. Long-term outlook that must include factors such as fuel diversity and price stability of emission-free nuclear power over 60-80 years. Uncertainty regarding production tax credits. Seeking additional funding from the Department of Energy. We continue to be in frequent contact with our agent, Georgia Power, regarding this decision and the project overall. Recommendation from Georgia Power to the Public Service Commission is expected by the end of August.

Vogtle Construction Update

OglethorpePower

U3 Progress

- Set 1st Steam Generator (SG)
- Set Accumulator Tanks
- Set and welded Reactor Coolant Loop piping to reactor vessel in both SG compartments
- Placed concrete inside containment to EL 105' (north and east)



U3 Look Ahead

- Set 2nd Steam Generator
- Complete weld-up of Reactor Coolant Loop piping to 1st SG
- Place concrete inside containment to EL 103" (west)
- Place concrete walls/slabs to EL100' in Auxiliary Bldg.

U4 Progress

- Set Course 4 Shield Building panels and placed concrete in Course 3 panels
- Set feedwater heaters on the operating deck of the Turbine Building
- Placed concrete under containment to EL 90'6" (east)
- Placed concrete to EL 96'6" inside containment (west)



U4 Look Ahead

- Place concrete inside containment to EL 87'6" (east)
- Set the CA02 and CA03 structural modules in containment
- Place concrete in Shield Building Course 4 panels and set Course 5 panels

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Members’ Historical Peak Demand Member Demand Requirements Member Energy Requirements Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. -5.4% -4.0% 6.0% (Projected) -0.7% (MW) Percent Change in Overall Peak -13.3% 0.1% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2016) = 9,194 MW Winter Peak (2017) = 7,942 MW Summer Peak (2017 YTD) = 8,706 MW 2.6% 3.9% 2011 2012 2013 2014 2015 2016 2017 (as of 8/22) Days > 90o 90 52 20 31 49 88 35 Days > 95o 24 20 0 1 3 22 Days > 100o 0 4 0 0 0 1 Days < 25o 7 6 2 19 10 5 8 (YTD) -5.9% 0.4% - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2011 2012 2013 2014 2015 2016 2017 Winter Peak Summer Peak 2011 2012 2013 2014 2015 2016 2017 (Millions MWh)

Capacity Factor Comparison Through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 9 9 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2016 2017

RUS Loan Summary as of 7/31/17 Total amount outstanding under all RUS Guaranteed Loans is $2.5 billion, with an average interest rate of 4.04% 10 RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through Federal Financing Bank, and made at comparable Treasury plus 0.125%. (b) RUS loan committed as of September 29, 2016. We expect to begin funding under this loan in 2018. 10 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $230,050,000 $176,973,419 $53,076,581 General & Environmental Improvements (b) 448,307,000 0 448,307,000 $678,357,000 $176,973,419 $501,383,581 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

DOE Loan Summary as of 7/31/17 11 DOE Guaranteed Loan(a) Average interest rate on all advances to-date under this loan is 3.36% On July 27, amended the DOE loan agreement. Under the amendment, loan advances are suspended until certain conditions are met, including: Determination to continue construction with new budget and schedule. Agreement with new contactor(s) in place. If the owners decide not to continue construction or these conditions are not met by the end of 2017, DOE will have discretion to require 5-year payback of the loan. (a) DOE guaranteed loans are funded through Federal Financing Bank, and made at comparable Treasury plus 0.375%. (b) $698 million is available to be advanced based on eligible project expenses incurred through 6/30/17. However, until a decision is made to continue construction of Vogtle Units 3 & 4 we are unable to make further advances. (c) Represents accrued capitalized interest being financed with the DOE guaranteed loan. Purpose/Use of Proceeds Approved(b) Advanced Remaining Amount(b) Vogtle Units 3 & 4 Principal $2,721,597,857 $1,570,000,000 $1,151,597,857 Capitalized Interest(c) 335,471,604 141,389,520 194,082,084 $3,057,069,461 $1,711,389,520 $1,345,679,941 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Income Statement Excerpts 12 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2017 budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. 12 Six Months Ended Year Ended June 30, December 31, ($ in thousands) 2017 2016 2016 2015 2014 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $721,217 $727,251 $1,506,807 $1,219,052 $1,314,869 Sales to non-Members 72 253 424 130,773 93,294 Operating Expenses 582,737 582,263 1,251,567 1,092,367 1,148,766 Other Income 30,940 29,778 56,903 52,030 46,371 Net Interest Charges 126,612 131,144 262,222 261,147 259,133 Net Margin $42,880 $43,875 $50,345 $48,341 $46,635 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.41 6.10 5.90 6.64 6.52 Sales to Members (MWh) 11,250,401 11,930,532 25,522,852 18,371,558 20,154,108

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in two credit agreements that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 13 13 June 30, December 31, ($ in thousands) 2017 2016 2015 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,639,517 $4,671,500 $4,670,310 CWIP 3,639,944 3,228,214 2,868,669 Nuclear Fuel 367,542 377,653 373,145 Total Electric Plant $8,647,003 $8,277,367 $7,912,124 Investments, Current Assets and Deferred Charges 2,328,570 2,423,746 2,147,659 Total Assets $10,975,573 $10,701,113 $10,059,783 Capitalization: Patronage Capital and Membership Fees $902,690 $859,810 $809,465 Accumulated Other Comprehensive (Deficit) Margin (408) (370) 58 Subtotal $902,282 $859,440 $809,523 Long-term Debt and Obligations under Capital Leases $7,943,291 $7,984,932 $7,387,655 Other 19,398 18,765 17,561 Total Capitalization $8,864,971 $8,863,137 $8,214,739 Plus: Unamortized debt issuance costs and bond discounts on LT debt $97,385 $101,261 $97,988 Plus: Long-term Debt and Capital Leases due within one year 154,805 316,861 189,840 Total Long-Term Debt and Equities $9,117,161 $9,281,259 $8,502,567 Equity Ratio(a) 9.9% 9.3% 9.5%

Oglethorpe’s Available Liquidity as of August 15, 2017 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs & T.A. Smith Facility $580.0 MM Vogtle Interim CP Financing $4.3 MM Vogtle Interest Rate Hedging using CP $123.3 MM Interim CP Refinancing of Auction Rate Securities Represents 377 days of liquidity on hand (excluding Cushion of Credit). 14 In addition, as of July 31, Oglethorpe had $395 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 14 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $959 $651 $260 $911 (Millions)

Credit Ratings 15 Moody’s Standard & Poor’s Fitch Baa1 /P-2 Negative Outlook (since March 2017) A-/A-2 Negative Outlook (since July 2017) A/F-1 Negative Outlook (since April 2013) Current Credit Ratings (Secured Long-Term Debt/Short-Term Debt) 15

January 2017 – Redemption and interim refinancing of $122.6 million of tax-exempt Auction Rate Securities with commercial paper. Q4 2017 – Long-term refunding of $122.6 million of tax-exempt Auction Rate Securities. Late 2017 / Early 2018 – refunding of ~$400 million tax-exempt fixed rate bonds, callable on or after January 1, 2018. Recent and Upcoming Financing Activities 16

Liquidity Net Margin Wholesale Power Cost Interim Financing Balance Sheet Electric Plant Average Cost of Funds: 1.36% (dollars in millions) Secured LT Debt (6.30.2017): $8.1 billion Weighted Average Cost: 4.38% Equity/Capitalization Ratio: 9.9% 2017 1.14 MFI July 31, 2017 2017 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 17 2017 2017 Long Term Debt 17 Actuals Forecast Actual Refunded Forecasted Refunding ($600) ($400) ($200) $0 $200 $400 $600 DOE Tax-Exempt RUS $657 $522 $22 $150 $522 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment Vogtle 3&4 Interest Rate Hedging , $4 Temporary Refinancing of Auction Rate Securities , $123 Vogtle 3 & 4 Interim Financing , $515 $- $20 $40 $60 $80 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget $1,000 $ 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2016 6/30/2017 $4.67 $4.64 $0.38 $0.37 $3.23 $3.64 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,701 $10,976 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Budget YTD Actual YTD 6.42 6.36 6.47 6.41 ¢/kWh

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 18 Investor Contacts Media Contact 18 Name Title Email Address Phone Number Greg Jones Director, Public Relations greg.jones@opc.com (770) 270-7890 Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240